                                                                    EXHIBIT 10.1

              AMENDMENT NO. 2 TO COOPERATIVE DEVELOPMENT AGREEMENT

     This Amendment No. 2 to the Cooperative Development Agreement (the "Second Amendment Agreement") is entered into as of March 16th, 2007, by and among Altus Pharmaceuticals, Inc., a Delaware corporation ("Altus") and Amano Enzyme, Inc. a corporation organized and existing under the laws of Japan ("Amano") and amends that certain Cooperative Development Agreement by and between Altus and Amano dated as of November 8, 2002 (the "Development Agreement"), as amended by that certain Amendment to Cooperative Development Agreement dated as of October 11, 2005 (the First Amendment Agreement"). Capitalized terms not otherwise defined herein have the meanings ascribed to them in the First Amendment.

                                   WITNESSETH

     WHEREAS, the Altus and Amano entered into the Development Agreement on November 8, 2002;

     WHERAS, the Development Agreement was amended on October 11, 2005;

     WHEREAS, Altus and Amano now wish to amend certain terms of the Development Agreement; and

     WHEREAS, pursuant to Section 23 of the Development Agreement, the Development Agreement may be amended by the written consent of Altus and Amano.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment Agreement, the parties hereto, intending to be legally bound, agree as follows:

     1. Article 4 of the First Amendment Agreement is hereby deleted in its entirety and replaced with the following:

     "Amano shall supply both GMP-compliant Phase III Materials and non-GMP compliant non-clinical material at the following prices (excluding shipping charges):

CLEC lipase:   US$[****] kilogram

Protease:      US$[****] per kilogram

Amylase:       US$[****] per kilogram

The currently anticipated requirements and delivery schedule for such Phase III Materials to be supplied by Amano is set forth in Exhibit A to the First Amendment, as it has been



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                TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.
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updated by the parties from time-to-time. Altus shall continue to provide Amano, with updates to the requirements and delivery schedule set forth in Exhibit A on a [****] basis until such time as Altus provides Amano with firm purchase order(s) for such Phase III Materials, each of which shall be provided at least [*****] prior to the final delivery date for the Phase III Materials covered by such purchase order. Amano shall accept such purchase order(s) and shall deliver such Phase III Materials in accordance with such purchase order(s) to Altus' designated location(s); provided that Amano shall not be required to provide more than [***] of the quantities set forth in Exhibit A and Amano shall not be required to deliver Phase III Materials other than [****] number[****] of the [****] set forth in Exhibit A."

     2. Article 8 of the First Amendment Agreement is hereby deleted in its entirety and replaced with the following:

     "Amano shall grant licenses to use AMANO's Technologies and Joint Technologies to Altus with a right to grant sublicenses thereof to any CMOs described in paragraph 7 of the First Amendment reasonably required to enable CMOs to manufacture Materials for commercial supply to Altus or its product sublicensees. For the purposes of clarifying Section 4 of Article 11 of the Development Agreement, Altus shall be responsible for making royalty payments to Amano under that section and the royalty to be paid by Altus to Amano with respect to Materials manufactured and supplied by a CMO using AMANO's Technologies and/or Joint Technologies shall be [****] of the [****] by such [****] to [****] or its [****] such [****]."

     3. Amano and Altus anticipate that Altus shall purchase from Amano a certain quantity of [****] to be mutually agreed upon by Altus and Amano, which [****] shall constitute Materials for purposes of the Agreement. Amano shall notify Altus in writing no later than [*****] the [******] of [*******] whether Amano intends to supply the Materials. It is anticipated the quantity of Materials to be purchased by Altus from Amano will be [*****] and [***] utilizing its [********]in [*****] provided that Amano's manufacturing facility has or obtains the necessary regulatory approvals for Altus to use such material [****] and that the material is manufactured in accourdance with cGMP as required by the United States Food and Drug Administration, the Japanese Ministry of Health and other applicable international regulatory authorities. It is further anticipated that such material will be furnished for [*****] the approval of the facility by the appropriate regulatory authorities, following the first marketing approval [but commencing no later than [***] after marketing authorization in the United States], and that Altus shall purchase such [***] from Amano at a purchase price [***] per kilogram. Amano and Altus further agree that (a) the parties will negotiate in good faith the [*******] of any [*********] in connection with the [****] of [***] changes required to produce the [*****] and (b) the parties shall [*****]in the [*****] of any such [*******] including, but not limited to, any [***] in the [*******] of [****]. The results of these negotiations will be incorporated by the parties in a customary commercial supply agreement which is intended to be executed by the parties on or prior to [***]. The




           PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
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              TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL
                TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.
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commercial supply agreement will provide for any of such [******], as well as changes in quantities and the anticipated delivery schedule.

     4. Amano hereby agrees to maintain [*******]. Amano further agrees to supply [*****] to the [***] selected by Altus, in its sole discretion. Altus shall [****] for the services described in this Section 4 on an [****] at [*******] to be mutually agreed upon by the parties. In the event that Amano is unable to maintain such [***********] or supply [***], the parties shall negotiate in good faith an agreement whereby Altus shall maintain and supply such [******] to the [***].

     5. The parties agree to extend the term of the Agreement for a new term expiring upon the earlier of (a) the completion of the activities contemplated by this Second Amendment Agreement or (b) December 31, 2020. Such extention shall be for the sole purposed of the activities, rights and obligations of the parties under this Second Amendment Agreement.

     6. As amended by this Second Amendment Agreement, the Agreement remains in full force and effect.

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           PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
            SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT
              TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL
                TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.
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Signature Page to Amendment No. 2 to Development Agreement

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement as of the date set forth above.

ALTUS PHARMACEUTICALS, INC.


By: /s/ Robert Gallotto
    -------------------------------------
Name: Robert Gallotto
Title: Vice President, Strategic Planning


AMANO ENZYME, INC.


By: /s/ Kuniyaso Kito
    -------------------------------------
Name: Kuniyaso Kito
Title: Managing Director




           PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
            SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT
              TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL
                TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.